UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        Camden National Corporation

   State of Incorporation:             IRS Employer Identification No.
          MAINE                                  01-0413282

Two Elm Street  Camden, ME  04843

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                Name of each exchange on which
       to be so registered                each class is to be registered

          Common Stock                    American Stock Exchange, Inc.

Securities to be registered pursuant to Section 12(b) of the Act:  NONE

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

    The description of the Registrant's securities contained in the section entitled "COMPARISON BETWEEN CAMDEN STOCK AND UNITED STOCK" of the Registrant's Form S-4 Registration Statement Under the Securities Act of 1933, filed the 25th day of September 1995, Registration No. 33-97340 (the "Registrant's S-4"), is incorporated herein by reference to the Registrant's S-4.

Item 2.  Exhibits.

    All required exhibits are filed with the copy of the Registration Statement filed with the American Stock Exchange, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Camden National Corporation

                                        Date:  July 30, 1997

                                        By:    Randall A. Bishop, Clerk